UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
March 14, 2019
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street, Hanover, Massachusetts	02339
Mailing Address:	288 Union Street, Rockland, Massachusetts	02370
(Address of Principal Executive Officers)		(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

This information set forth under Item 2.03 of this Form 8-K is incorporated herein.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 14, 2019, Independent Bank Corp. (the “Company”) issued $50 million in aggregate principal amount of Fixed-to-Floating Rate Subordinated Notes Due 2029 (the “Notes”) in a private placement transaction to institutional accredited investors (the “Private Placement”).

The Company expects the Notes to qualify as Tier 2 capital for regulatory capital purposes, subject to applicable limitations. The Company plans to use the net proceeds from the Private Placement for general corporate purposes, which may include the redemption of outstanding indebtedness, financing organic growth and acquisitions.

The Notes have a maturity date of March 15, 2029 and carry a fixed rate interest of 4.75% annually, from and including March 14, 2019 to but excluding March 15, 2024 or any early redemption date, as applicable, payable semi-annually in arrears. From and including March 15, 2024 to but excluding the maturity date or any early redemption date, the interest rate will be reset quarterly to an interest rate equal to the then current three-month LIBOR rate plus 219 basis points, payable quarterly in arrears. Principal and interest on the Notes may only be accelerated upon commencement of a voluntary or involuntary bankruptcy proceeding with respect to the Company.

The above summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Notes, attached as Exhibit 4.2 and incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
The following Exhibits are filed as part of this report:

Exhibit Number	Description
4.1	Issuing and Paying Agency Agreement, dated March 14, 2019, between the Company and U.S. Bank National Association, as the issuing and paying agent
4.2	Form of Fixed-to-Floating Rate Subordinated Notes Due 2024
99.1	Press Release for Independent Bank Corp. dated March 14, 2019

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	March 18, 2019	By:	/s/Edward H. Seksay
Edward H. Seksay
General Counsel